As filed with the Securities and Exchange Commission on February 9, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22229

PNMAC Mortgage Opportunity Fund, LLC

6101 Condor Drive,
Moorpark, CA 93021

Jeff Grogin, Secretary
PNMAC MORTGAGE OPPORTUNITY FUND, LLC
6101 Condor Drive,Moorpark, CA 93021

(818) 224-7050

Copies to:

Richard T. Prins, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

PNMAC Mortgage Opportunity Fund, LLC

Annual Report
As of and for the year ended December 31, 2011

PNMAC Mortgage Opportunity Fund, LLC
Table of Contents

Page
Letter to Shareholders	2-3
Financial Statements
Statement of Assets and Liabilities	4
Schedule of Investments	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Statement of Cash Flows	8
Financial Highlights	9
Notes to Financial Statements	10-20
Report of Independent Registered Public Accounting Firm	21
Additional Information	22
Directors and Officers	23-25
Approval of Investment Management Agreement	26-27
Contained herein:
Audited financial statements of PNMAC Mortgage Opportunity Fund, LP (“Master Fund”)

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

Dear Shareholder:

We are pleased to present this annual report to shareholders of PNMAC Mortgage Opportunity
Fund, LLC (the "Fund") for the year ended December 31, 2011. The Fund ended the year with a total return on investments of $17.7 million, or 4.72 percent.

2011 was a volatile year in the global economy, as most equity asset classes earned a negative return. In spite of challenges abroad, the U.S. economy improved modestly in 2011. GDP growth was measured in the first quarter but improved slightly each quarter, reducing concerns the U.S. would fall back into recession. The job market improved modestly as the unemployment rate fell from 9.0% in January 2011 to 8.5% in December 2011. Corporate earnings were a bright spot during the year, as company profits hit record levels initially established in 2007. Manufacturing and exports increased, inflation eased a bit later in the year and consumer confidence improved.  Finally, the housing sector showed signs of stabilizing, as home prices experienced a bottom after several years of substantial national price declines. Home sales improved and inventories came down as lower prices and record-low mortgage rates made buying cheaper than renting for most people.

The year also proved to be progressive for the mortgage market, as the regulatory landscape saw many changes. Congress took steps to enable more homeowners to refinance their mortgages at the current record-low rates by expanding the Home Affordable Refinance Program (HARP). The major changes to the program eliminated loan-to-value limits and delinquency restrictions.  Additionally, changes were made to the delinquency restrictions for same-servicer refinancing.  Meanwhile, the Administration focused on reforming government sponsored enterprises (GSEs), Freddie Mac and Fannie Mae. FHFA, the conservator of the GSEs, has proposed a number of potential structures and strategies that would reduce the GSEs portfolio, as well as their overall share of the mortgage market.

Volume of whole loan pools available for purchase was fairly steady throughout 2011. PNMAC Capital Management, LLC (“PCM”), the Fund’s investment manager, reviewed almost $14 billion in unpaid principal balance (UPB) of mortgages throughout the year, ranging from a low of $415 million in October to a high of $1.9 billion in April. The Fund entered into four transactions, totaling $256 million in UPB of pool assets, at an average price of 47.50% of UPB per pool. Since the Fund’s capital had already been fully deployed at the time of acquisition, these purchases were completed with a combination of liquidation proceeds from previous investments and leverage. We also completed the Fund’s second securitization of non-performing loans in December. The proceeds from the sale of the bonds of the top tranche of the securitization were used to invest in the Fund’s final acquisition in December of $139 million in UPB.

Operationally, the most active type of loan resolution over the past year resulted from the sale of REO properties. With the predominant acquisition over the past two years being non-performing loans, this is largely expected. Our next highest loan resolution activity was short sales, followed by loan modifications. The Fund’s modification pipeline continues to remain strong today and PennyMac Loan Services, LLC (“PLS”) continues to actively engage borrowers for possible modifications.

PNMAC Mortgage Opportunity Fund, LLC
Letter to Shareholders

As of December 31, 2011, the Fund had a net asset value of $373 million, with a loan portfolio with a fair value of $402 million, mortgage backed securities valued at $218 million and real estate (acquired at settlement of loans) valued at approximately $56 million.

2012 marks the end of the Fund’s commitment period and we will begin the process of returning capital. We thank you for your continued commitment to PennyMac and the Fund and look forward to another successful year together.

PNMAC Mortgage Opportunity Fund, LLC
Statement of Assets and Liabilities
December 31, 2011

Assets:

Investments, at fair value (cost $270,900,245)	$379,279,087
Other assets	114,329
379,393,416

Liabilities:

Distributions payable to common shareholders	5,000,000
Payable to investment manager	492,301
Distributions payable to Series A preferred shares	5,700
Accrued expenses	447,804
5,945,805

Net Assets	$373,447,611

Net Assets Consist of:
Series A preferred shares	$-
Common shares	536
Additional paid-in capital	364,101,943
Net unrealized appreciation on investments	9,345,132

$373,447,611

Net Asset Value per Share
Series A preferred shares
Net assets applicable to preferred shares at a liquidation preference
of $500 per share	$114,000
Shares outstanding ($0.001 par value, 5,000 shares authorized)	228
Net asset value, offering and redemption price per Series A preferred share	$500.00

Common shares
Net assets applicable to common shares	$373,333,611
Shares outstanding ($0.001 par value, unlimited shares authorized)	535,688
Net asset value per common share	$696.92

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

4

PNMAC Mortgage Opportunity Fund, LLC
Schedule of Investments
December 31, 2011

Description	Shares or Principal Amount	Fair Value

INVESTMENTS – 102%*
Investment in Master Fund – 102%*
PNMAC Mortgage Opportunity Fund, LP^		$378,888,045
Total Investment in Master Fund (Cost $270,509,203)	270,509,203	378,888,045

Short-Term Investment – 0%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	391,042	391,042
Total Short-Term Investment (Cost $391,042)		391,042

TOTAL INVESTMENTS (Cost $270,900,245)		379,279,087
Liabilities in excess of other assets – (2%)*		(5,831,476)
TOTAL NET ASSETS – 100%*		$373,447,611
* Percentages are stated as a percent of net assets ^ Investment represents securities held or issued by related parties All investments are in the United States of America

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

5

PNMAC Mortgage Opportunity Fund, LLC
Statement of Operations
Year Ended December 31, 2011

Investment income allocated from Master Fund:
Interest income	$14,101,896
Dividend income	18,696,345
32,798,241
Expenses allocated from Master Fund:
Investment advisory fees	5,907,614
Interest expense	2,105,594
Directors’ fees and expenses	332,875
Administration and other fees	314,863
Insurance expense	288,650
Professional expenses	267,181
Portfolio accounting fees	49,171
Custodian fees	24,478
9,290,426

Net investment income allocated from Master Fund	23,507,815

Investment income:
Dividend income	364
364

Expenses:
Shareholder services fee	1,970,712
Professional expenses	652,343
Administration fees	135,990
Tax expense	12,608
Business development expense	11,910
Custody fees	4,616
Insurance	1,741
Registration fees	1,261
2,791,181

Net investment income	20,716,998

Distributions to Series A preferred shareholders	(11,400)

Net realized and unrealized gain on investments and carried interest allocated from Master Fund:
Net realized gain on investments	-
Net change in unrealized gain on investments	3,797,211
Net change in carried interest allocated from the Master fund	(6,784,331)
Net realized and unrealized gain on investments and carried interest allocated from Master Fund	(2,987,120)
Net increase in net assets resulting from operations	$17,718,478

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

6

PNMAC Mortgage Opportunity Fund, LLC
Statements of Changes in Net Assets
For the Years Ended December 31, 2011 and 2010

	2011	2010
Increase (decrease) in net assets resulting from operations:
Net investment income	$20,716,998	$17,692,521
Distributions to Series A preferred shareholders	(11,400)	(12,318)
Net realized gain on investments	-	28,902,812
Net change in unrealized gain on investments	3,797,211	45,291,475
Net change in carried interest allocated from Master Fund	(6,784,331)	(17,688,289)
Net increase in net assets resulting from operations	17,718,478	74,186,201

Increase (decrease) in net assets resulting from capital transactions:
Proceeds from issuance of common shares	-	161,992,622
Distributions to common shareholders	(28,000,000)	(83,200,000)
Net increase (decrease) in net assets resulting from capital transactions	(28,000,000)	78,792,622

Net increase (decrease) in net assets	(10,281,522)	152,978,823

Net Assets:
Beginning of year	383,729,133	230,750,310
End of year	$373,447,611	$383,729,133

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

7

PNMAC Mortgage Opportunity Fund, LLC
Statement of Cash Flows
For the Year Ended December 31, 2011

Cash flows from operating activities:

Net increase in net assets resulting from operations	$17,718,478

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Distributions from Master Fund	44,169,205
Net investment income allocated from Master Fund	(23,507,815)
Net unrealized gain on investments allocated from Master Fund	(3,797,211)
Allocation of carried interest to the General Partner from the Master Fund	6,784,331
Change in assets and liabilities:
Increase in short-term investment	(341,271)
Increase in other assets	(15,397)
Decrease in payable to Investment Manager	(2,494)
Increase in accrued expenses	192,174
Net cash provided by operating activities	41,200,000

Cash flows from financing activities:
Distributions to common shareholders	(28,000,000)
Decrease in dividends payable	(13,200,000)
Net cash used in financing activities	(41,200,000)

Change in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Non-cash financing activity
Declaration of distribution to common shareholders	$5,000,000

The accompanying notes and the attached financial statements of the Master Fund are an integral part of these financial statements.

8

PNMAC Mortgage Opportunity Fund, LLC
Financial Highlights
As of and for the Years Ended December 31, 2011, 2010, 2009, and for the period from
August 11, 2008 (commencement of operations) through December 31, 2008

	2011	2010	2009	2008

PER SHARE OPERATING PERFORMANCE:	(amounts applicable to common shares)

BEGINNING NET ASSET VALUE	$716.12	$710.36	$861.24	$1,000.00

OFFERING COSTS: (1)	0.00	0.00	0.00	(1.07)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)(2)	38.67	38.48	83.38	7.19
Distributions to Series A preferred shares (1)	(0.02)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) from
investments	(5.58)	122.62	(48.86)	(47.44)
Total income (loss) from investment
operations	33.07	161.07	34.48	(40.29

DISTRIBUTIONS
Investment income	(52.27)	(83.83)	(17.67)	0.00
Capital gains	0.00	(71.48)	(2.78)	0.00
Return of capital	0.00	0.00	(164.91)	(97.40)
Total distributions	(52.27)	(155.31)	(185.36)	(97.40)

ENDING NET ASSET VALUE	$696.92	$716.12	$710.36	$861.24

Total return(3)(6)	4.72%	22.98%	5.19%	(4.16%)
Internal rate of return(4)	10.50%	13.69%	(0.24%)	(12.87%)

SUPPLEMENTAL DATA AND RATIOS:
Series A preferred shares:
Net assets, end of period	$114,000	$114,000	$114,000	$114,000
Total shares outstanding	228	228	228	228
Asset coverage ratio	327,486%	334,628%	202,413%	130,770%
Involuntary liquidation preference per share	$500	$500	$500	$500

Common shares:
Ratio of net investment income to weighted average net assets (2)(5)(7)	5.40%	4.85%	11.17%	1.81%
Ratio of expenses to weighted average net assets (2)(5)(7)	(3.15%)	(3.14%)	(6.01%)	(9.92%)
Net assets attributable to common shares at period-end	$373,333,611	$383,615,133	$230,636,310	$148,963,836
Portfolio turnover rate (6)(8)	0.00%	19.00%	0.00%	0.00%

(1)	Calculated using the average shares outstanding during the period.
(2)	Includes proportionate share of income and expenses of the Master Fund.
(3)	Total return is calculated for the common share class taken as a whole. An investor’s return may vary from these returns based on the timing of capital transactions.
(4)
Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions), with the exception of distributions declared but not paid, and partners’ capital accounts on a life-to date basis.

(5)	Ratios exclude distributions to Series A preferred shareholders.
(6)	Amounts for the period from August 11, 2008 (commencement of operations) to December 31, 2008 are not annualized.
(7)	2008 amounts annualized.
(8)	Portfolio turnover rates do not include non-cash contributions or non-cash distributions from Mortgage Investments.

9

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Note 1—Organization
PNMAC Mortgage Opportunity Fund, LLC (the “Fund”) is a limited liability company organized under the laws of the state of Delaware.  The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management company.  Shares of the Fund were issued solely in private placement transactions that did not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).  Investments in the Fund may be made only by “accredited investors” within the meaning of Regulation D under the 1933 Act.  The investment objective of the Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments and entities.

The Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”).  The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“SEC”).

The Fund invests substantially all of its assets in a limited partnership interest of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), a limited partnership formed under the laws of the state of Delaware.  The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company and a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC, both of which are affiliates of the Fund.

The Master Fund operates as a master fund in a master-feeder fund structure.  The Master Fund acts as a central investment mechanism for the Fund and the General Partner.  The General Partner has the exclusive right to conduct the operations of the Master Fund.  The Fund held a 93.93% interest in the Master Fund at December 31, 2011.  The Fund is the sole limited partner in the Master Fund.

The Master Fund has the same investment objective as the Fund and conducts its operations through investments in mortgage-backed securities as well as investments in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC and PNMAC Mortgage Co (FI), LLC (the companies are referred to collectively as the “Mortgage Investments”).

•	PNMAC Mortgage Co., LLC is a wholly owned limited liability company. PNMAC Mortgage Co., LLC acquires, holds and works out distressed U.S. residential mortgages.
•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company. PNMAC Mortgage Co. Funding, LLC acquires, holds and works out distressed U.S. residential mortgages, and owns mortgage-backed securities resulting from securitization of such mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”).  FNBN is a limited liability company formed to own a pool of residential loans in partnership with the Federal Deposit Insurance Corporation (the “FDIC”).  The FDIC owns a substantial participation interest in the proceeds of the loans held by FNBN that depends on the amount of proceeds collected; the remaining share is owned by PNMAC Mortgage Co (FI), LLC. At December 31, 2011, the Master Fund owned 68.9% of PNMAC Mortgage Co (FI), LLC.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale.  The Master Fund may hold interests in pools of such securitized mortgages and invests directly in other mortgage-related investment securities.

10

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

The financial statements of the Master Fund, including the Schedule of Investments, are included elsewhere in this report and should be read with the Fund’s financial statements.

The Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Liability Company Agreement governing the Fund.

Note 2—Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as codified in the Financial Accounting Standards Board’s Accounting Standards Codification (the “Codification”).  Following are the significant accounting policies adopted by the Fund:

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely from those estimates.

Fair Value
The Fund carries its investments at their estimated fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an asset at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own assumptions about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or assumptions to estimate the fair value of certain financial instruments would likely result in a different estimate of fair value at the reporting date. Those estimated values may differ significantly from the values that would have been used had a readily available market for such loans or investments existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

Changes in valuation techniques may also result in transfer in or out of an investment’s assigned level within the hierarchy.

11

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Investment in Master Fund
The Fund receives a proportionate limited partnership interest in the Master Fund equal to its relative contribution of capital to the Master Fund. The net increase or decrease in net assets resulting from operations includes the Fund’s proportionate share of the Master Fund’s income and losses (including net investment income and net realized and unrealized gains and losses on investments) arising from its investment in the Master Fund as reported by the General Partner of the Master Fund.

The Fund carries its investment in the Master Fund based on the Master Fund’s estimated fair value and recognizes changes in the Master Fund’s fair value recognized in current period results of operations. The Fund’s fair value estimates of investments held by the Master Fund are based on the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund’s investments, which in turn are substantially dependent of the Master Fund’s proportionate share of the discounted cash flow projections of its investments in the Mortgage Investments.

Because the value of the Mortgage Investments has been estimated by the Investment Manager in the absence of readily determinable fair values, the Master Fund categorizes these investments as “Level 3” fair value financial statement items.

PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN.  PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee and (ii) it first obtains prior written consent of the FDIC.  The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

The Fund records dividend income on the ex-dividend date or, using reasonable diligence, when known to the Fund.

Short-term Investment
The short-term investment is carried at fair value with changes in fair value recognized in current period income.  Short-term investment, which represents an investment in an institutional liquidity (or money market) fund, is valued based on the value per share published by the manager of the money market fund on the valuation date.  The Fund’s short-term investment is classified as a “Level 1” fair value financial statement item.

Expenses
The Fund is charged for those expenses that are directly attributable to it, such as, but not limited to, administration and custody fees.  Expenses that are not directly attributable to the Fund are generally allocated among the Fund and other entities managed by the Investment Manager in proportion to their respective capital commitments.  All general and administrative expenses are recognized on the accrual basis of accounting.

Income Taxes
The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

12

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Management’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions.  Management has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken on the tax returns for the fiscal year-ended December 31, 2010 or expected to be taken on the tax return for the fiscal year-ended December 31, 2011.  Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  In developing its conclusion, Management of the Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2011, open Federal and state income tax years include the tax years ended December 31, 2008 through 2011.  The Fund has no examinations in progress.

If applicable, the Fund will recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

Distributions to Shareholders
The Fund has outstanding Series A preferred shares.  The preferred shares have an 8% cumulative dividend preference and a liquidation preference totaling $114,000.  In the event of a liquidation of the Fund, the accumulated preferred dividends and the remaining face amount of the preferred shares will be distributed before any distributions are made to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions to shareholders made during the year may differ from their ultimate characterization for federal income tax purposes.  The Fund will distribute substantially all of its net investment income and all of its capital gains to shareholders at least annually.  The character of distributions made during the year from net investment income or capital gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04 to the Fair Value Measurements topic of the Codification. ASU 2011-04 eliminates unnecessary wording differences between U.S. GAAP and International Financial Reporting Standards, expands the disclosure requirements of the Fair Value Measurements and Disclosure topic of the Codification for fair value measurements and makes other amendments, including:

•	limiting the highest-and-best-use valuation premise concepts only to measuring the fair value of nonfinancial assets;

•
permitting an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position;

13

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

•
clarifying that premiums or discounts that reflect size as a characteristic of the reporting entity’s holding rather than as a characteristic of the asset or liability (for example, a control premium when measuring the fair value of a controlling interest) are not permitted in a fair value measurement; and

•	prescribing a model for measuring the fair value of an instrument classified in shareholders’ equity; this model is consistent with the guidance on measuring the fair value of liabilities.

ASU 2011-04 expands the Fair Value Measurements topic’s disclosure requirements, particularly for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation processes in place (e.g., how the entity decides its valuation policies and procedures, as well as changes in its analyses of fair value measurements, from period to period), and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs.

ASU 2011-04 is applicable to the Fund for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material effect on the Fund’s financial statements.

The FASB also issued a proposed ASU intended to converge financial reporting between U.S. GAAP and international financial reporting standards by setting forth consistent criteria for determining whether an entity is an investment company and would require that an investment company consolidate another investment company if it holds a controlling financial interest in the other investment company.

The proposed ASU, if adopted in its current form, may change the Fund’s presentation of it’s investment in the Master Fund as it may require consolidation of such entities. There can be no assurance that the proposed ASU will be adopted in its current form or that a revised ASU addressing definition of an investment company or investment company consolidation will ultimately be adopted.

Note 3—Fair Value of Investments
Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis as of December 31, 2011:

Description	Total	Level 1	Level 2	Level 3
Short-term investment	$391,042	$391,042	$-	$-
Investment in Master Fund	378,888,045	-	-	378,888,045
	$379,279,087	$391,042	$-	$378,888,045

Following is a roll forward of the Fund’s Investment in Master Fund for the year ended December 31, 2011:

Balance at beginning of year	$402,536,556
Purchases	-
Distributions	(44,169,205)
Net realized and unrealized gain, net of carried interest allocated from the Master Fund	20,520,694
Balance at end of year	$378,888,045

14

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Valuation Techniques and Assumptions

Investment in Master Fund

The Fund’s fair value estimates of investments held by the Master Fund are based on the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund’s investments, which in turn are substantially dependent of the Master Fund’s proportionate share of the discounted cash flow projections of its Mortgage Investments. Most of the Mortgage Investments’ assets are mortgage loans and real estate acquired in settlement of loans which are carried at fair value. Following are the valuation methods and assumptions applied in the measurement of the Mortgage Investments’ assets.

Mortgage Loans

The mortgage loans carried by Mortgage Investments are generally not saleable into active mortgage loans markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The valuation process includes the computation by stratum of loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The valuation staff computes the effect on the valuation of changes in input variables such as interest rates, home prices, and delinquency status in order to assess the reasonableness of changes in the loan valuation. The results of the estimates of fair value of the Mortgage Investments’ loans are reported to the Investment Manager’s Valuation Committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Technique	Key Inputs	Range (Weighted Average)
Discounted cash flow	Discount rate	7.0% - 24.7%
(15.3)%
	Twelve-month housing price index change	-0.8% - 2.2%
(-0.4)%
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.2% - 9.3%
(2.9)%
	Total Prepayment speed (Life total CPR) (2)	2.1% - 32.9%
(23.9)%

(1) Prepayment speed is measured using Constant Repayment Rate (“CRR”).
(2) Prepayment speed is measured using 1 year Voluntary Conditional Prepayment Rate (“CPR”).

15

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Real Estate Acquired in Settlement of Loans

The Mortgage Investments measure their investments in real estate acquired in settlement of loans at the respective properties’ estimated fair values. Fair value of real estate acquired in settlement of loans is based on a current estimate of value that is based on a broker’s price opinion or a full appraisal. The Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are estimated using a discounted cash flow valuation model.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

Mortgage-Backed Securities

The Master Funds’ investments in MBS are non-Agency MBS. Agency MBS refers to securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association. The Master Fund categorizes its investments in non-Agency MBS as “Level 3” fair value financial statement items due to the present lack of an active market for such securities.

Fair value of non-Agency MBS is estimated using broker indications of value. For indications of value received, the Investment Manager’s Capital Markets and Valuation staff review the price indications provided by non-affiliate brokers for completeness, accuracy and consistency across all similar bonds managed by the Investment Manager. Bond-level analytics such as yield, weighted average life and projected prepayment and default speeds of the underlying collateral are computed. The reasonableness of the brokers’ indications of value and of changes in value from period to period is evaluated in light of the analytical review performed and considering market conditions.

The review of the Capital Markets and Valuation staff is reported to the Investment Manager’s Valuation Committee as part of its review and approval of monthly valuation results. The Investment Manager has not and does not intend to adjust its fair value estimates to amounts different than the brokers’ indications of value.

16

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Following is a quantitative summary of key assumptions used by the Investment Manager’s valuation staff to evaluate the reasonableness of the fair value of MBS:

Valuation Techniques	Key Inputs(1)	Range (Weighted Average)
Broker quote	Discount rate	4.87% - 16.08%
(7.49)%
	Prepayment speed (Life CPR)	0.8% - 4.50%
(1.73)%
	Default speed (Life CDR) (2)	6.4% - 26.8%
(14.02)%
	Collateral remaining loss percentage (3)	24.37% - 54.77%
(48.27)%

(1) Key inputs are those used to evaluate broker indications of value.
(2) Default speed is measured using 1 year Constant Default Rate (“CDR”).
(3) The projected future losses on the loans in the collateral groups paying to each bond as a percentage of the current balance of the loans.

Note 4—Investment Transactions
During the year ended December 31, 2011, the Fund did not purchase any limited partnership interests in the Master Fund. The Fund received distributions from the Master Fund in the amount of $44,169,205.

Note 5—Shareholder Services Fee, Administration Fees and Custodian Fees
The Fund has entered into a Shareholder Services Agreement with PNMAC Capital Management, LLC.  Under the terms of the agreement, the Fund pays the Investment Manager a fee equal to an annual rate of 0.5% on capital commitments until December 31, 2011 and thereafter a fee equal to an annual rate of 0.5% of the Fund’s net asset value so long as the fee does not exceed 0.5% of the aggregate capital contributions to the Fund.  The shareholder services fee is paid quarterly.  The shareholder services fee for the year ended December 31, 2011 was $1,970,712.

The Fund has engaged U.S. Bancorp Fund Services, LLC, an indirect wholly-owned subsidiary of U.S. Bancorp, to serve as the Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Fund pays the administrator a monthly fee computed at an annual rate of 0.02% of the first $1,000,000,000 of the Fund's total monthly net assets, 0.015% on the next $1,000,000,000 of the Fund's total monthly net assets and 0.01% on the balance of the Fund's total monthly net assets subject to an annual minimum fee of $120,000.  The administration fees for the year ended December 31, 2011 were $135,990.

U.S. Bank, N.A. serves as the Fund's custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Fund's average daily market value.  The custody fee expense for the year ended December 31, 2011 was $4,616.

Note 6—Directors and Officers
The Fund and Master Fund share the same Board of Directors.  The Funds’ Board of Directors has overall responsibility for monitoring and overseeing the investment program of the Funds and their management and operations.  All directors’ fees and expenses are paid by the Master Fund.  The independent directors are each paid an annual retainer of $60,000 and a fee per meeting of the Board of Directors of $2,000 for each regular meeting and $1,000 for each telephonic meeting, subject to a cap of $15,000 per year for all telephonic meetings, plus reasonable out-of-pocket expenses.  Directors are reimbursed by the Master Fund for their travel expenses related to Board meetings.  One of the Directors is an officer of the Investment Manager and the Fund and receives no compensation from the Fund for serving as a Director.

17

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

Certain officers of the Fund are affiliated with the Investment Manager.  Such officers receive no compensation from the Fund for serving in their respective roles.

Note 7—Common Shareholders
The Fund is authorized to issue an unlimited number of common shares.  The common shares have no preferential, preemptive, conversion, appraisal, exchange or redemption rights and there are no sinking fund provisions applicable to the shares.  The Fund issues common shares at the Net Asset Value per Share as calculated within 48 hours prior to receipt of capital called.  Shareholders are not able to withdraw from the Fund other than through distributions made upon a realization of the Fund’s investments.

Common shares of the Fund were offered in private placements pursuant to Section 4(2) of the U.S. Securities Act of 1933, as amended on August 11, 2008 (the “Initial Closing”).  No additional closings were held after the Initial Closing to accept new or additional Capital Commitments.

Common shares are distributed among three separate series based on the timing of capital contributions, which has affected the underlying calculation of carried interest for each series.

The Fund raised $393,283,020 in aggregate capital commitments.

The Fund made distributions of $28,000,000 during the year ended December 31, 2011, $5,000,000 of which remains as a payable at December 31, 2011. The distributions made during 2011 are not subject to recall.

Note 8—Preferred Shares
Series A preferred shares of the Fund were created by the Board of Directors on August 11, 2008.  The Fund is authorized to issue up to 5,000 series A preferred shares at $500 per share.  As of December 31, 2011 the Fund has issued 228 shares.  Series A preferred shares are entitled to receive cumulative dividends in an amount equal to 10% per year.  During the year ended December 31, 2011, $5,700 of dividends on preferred shares have been paid; accrued but unpaid dividends of $5,700 remain at year-end.

Upon redemption by the Fund, Series A preferred shareholders are entitled to the liquidation preference which is $500 per Series A preferred share plus accumulated and unpaid dividends.  Series A preferred shareholders are not entitled to vote on any matter except matters submitted to a vote of the common shares that also affect the Series A preferred shares.  The Fund shall not issue or sell any preferred shares or pay any dividend or distribution to the common shares unless the preferred shares have an asset coverage of at least 200% immediately following the given action.

Note 9—Income Tax Information
When appropriate, income tax basis reclassifications between net asset accounts are made for such differences that are permanent in nature.  The reclassifications have no effect on net assets or net asset value per share.  Following are the reclassifications recorded by the Fund for the year indicated:

Year	Paid In Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss
2011	$ -	$ 17,784,797	$ (17,784,797)

18

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

The income tax basis reclassifications noted above primarily relate to Partnership adjustments and distribution reclassifications in 2011.

Following are the gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal tax purposes for the year ended December 31, 2011:

Cost of investments	$237,854,226

Unrealized appreciation	$49,088,686
Unrealized depreciation	(72,789,571)
Net unrealized depreciation	$(23,700,886)

Undistributed ordinary income	$3,227,142
Undistributed long-term capital gains	-
Total distributable earnings	$-

Other accumulated losses	$(1,272,536)

Total accumulated losses	$(21,696,280)

The tax character of distributions to shareholders during the year ended December 31, 2011, was as follows:

Distributions paid from:
Capital	$-
Ordinary income	26,546,552
Long-term capital gains	1,464,848
Total distributions	$28,011,400

At December 31, 2011 the Fund deferred, on a tax basis, post-October losses of:

Currency	Capital
$ -	$ 732,710

Note 10—Transactions with Affiliates
PNMAC Mortgage Opportunity (Offshore) Fund, Ltd. owns 29.17% of the Fund’s common shares.

The Investment Manager is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.  The Fund paid $26,854 to Private National Mortgage Acceptance Company, LLC for reimbursable expenses paid on the Fund’s behalf during the year ended December 31, 2011.

PennyMac Loan Services, LLC acts as the principal mortgage servicer for all mortgages owned by the Mortgage Investments. PennyMac Loan Services, LLC is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.  The servicing agreement with the Mortgage Investments generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of the loans being serviced, plus other specified fees and charges.  The servicing arrangement also requires that on December 31, 2011 and the end of every calendar year thereafter, PennyMac Loan Services, LLC will rebate to the Mortgage Investments an amount equal to the cumulative profit, if any, of the servicing operations attributable to the Mortgage Investments, and conversely, charge the Mortgage Investments if a loss has been incurred in order to effect overall “at cost” pricing with respect to loan servicing activities for such assets.  During the year ended December 31, 2011, PennyMac Loan Services, LLC provided a waiver to the Mortgage Investments relating to the “at cost” servicing fee amounting to $2,111,821, which reduced the rebate liability to $1,200,000 as of December 31, 2011.  Total servicing expense charged by PennyMac Loan Services to the Mortgage Investments before such waiver amounted to $5,161,298 for the year ended December 31, 2011.  Total servicing expense after the rebate was reduced to $3,049,477 for the year ended December 31, 2011.

19

PNMAC Mortgage Opportunity Fund, LLC
Notes to Financial Statements
As of and for the Year Ended December 31, 2011

The Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which a wholly owned subsidiary of Blackrock, Inc.  BlackRock Inc. is an affiliate of the Fund.

Note 11—Risk Factors
Because of the limitation on rights of redemption and the fact that the shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Investment Manager invests the Fund's assets in illiquid assets, an investment in the Fund is highly illiquid and involves a substantial degree of risk.

Due to the nature of the “master/feeder” structure, the Fund is materially affected by the actions of the Master Fund and other investors. Investment risks such as market and credit risks of the Master Fund’s investments are discussed in the notes to the Master Fund’s financial statements included herein.

Note 12—Subsequent Events
The Investment Manager has evaluated all events or transactions through the date of issuance of these financial statements.  During this period the Fund received distributions from the Master Fund in the amount of $5,492,301 and paid distributions to common shareholders in the amount of $5,000,000.

******

20

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

PNMAC Mortgage Opportunity Fund, LLC:

We have audited the accompanying statements of assets and liabilities of PNMAC Mortgage Opportunity Fund, LLC (the “Fund”), including the schedules of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2011, 2010 and 2009, and for the period from August 11, 2008 (commencement of operations) to December 31, 2008.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LLC as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2011, 2010, 2009 and for the period from August 11, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include an investment in PNMAC Mortgage Opportunity Fund, LP (“Master Fund”) valued at $ 378,888,045 (99.9% of total assets) as of December 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimate is based on the Funds’ proportionate interest in the Master Fund’s partners’ capital, which is reported at fair value as of December 31, 2011.  Management’s fair value estimate of the investment held by the Master Fund is based on management’s estimate of the expected proportionate share of the discounted cash flow projections of the assets and liabilities of the Master Fund.

February 28, 2012
Los Angeles, California

21

PNMAC Mortgage Opportunity Fund, LLC
Additional Information
(Unaudited)

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Fund collect at +1(818) 224-7442; and (ii) on the SEC’s website at www.sec.gov.

Board of Directors
The Fund’s Form N-2 includes additional information about the Fund’s directors and is available upon request without charge by calling the Fund collect at (818) 224-7442 or by visiting the SEC’s website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as "may'', "will'', "believe'', "attempt'', "seem'', "think'', "ought'', "try'' and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

22

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held
Independent Directors
Nancy Corsiglia (46) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since August 25, 2010.	Executive Vice President of Cordia Bancorp and Executive Vice President–Finance of the Bank of Virginia. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2	Trustee of the Stoneleigh-Burnham School and previously served on the Board of Directors of the National Symphony Orchestra
Thomas P. Gybel (44) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served since May 29, 2008.	Senior advisor to Galileo Weather Risk Management, LLC since 2009, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut
Peter W. McClean (68) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer of Measurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds), and Family Health International (non-profit)
Richard A. Victor, J.D., Ph.D. (61) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008, tendered resignation on November 2, 2011.	Executive Director of the Workers Compensation Institute since 1983.	2	None

23

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held
Interested Directors
David A. Spector (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director, President, Chief Investment Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2	None
Officers
Stanford L. Kurland (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2	None
David M. Walker (56) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Credit Officer	Indefinite Term. Served since May 29, 2008.	Chief Credit Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None
Anne D. McCallion (57) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Chief Financial Officer of the Investment Advisor; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	None
Jeff Grogin (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Secretary, Authorized person	Indefinite Term. Served since May 29, 2008.	Chief Legal Officer of the Investment Advisor; Chief Administrative & Legal Officer of PNMAC	2	None
Bettina Vagnoni (52) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Compliance Officer	Indefinite Term. Served since March 19, 2010	Chief Compliance Officer of the Investment Advisor; formerly, Executive Vice President, Director of Accounting of Countrywide Capital Markets	2	None

24

PNMAC Mortgage Opportunity Fund, LLC
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen By Director	Other Directorships/ Trusteeships Held
Vandad Fartaj (37) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Capital Markets Officer	Indefinite Term. Served since March 3, 2010	Chief Capital Markets Officer of the Investment Advisor; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None
Andy S. Chang (34) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Development Officer	Indefinite Term. Served since May 29, 2008	Chief Development Officer of the Investment Advisor; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

25

PNMAC Mortgage Opportunity Fund, LLC
Approval of Investment Management Agreement
(Unaudited)

Approval of Investment Management Agreement
On May 23-24, 2011, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portion’s of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds.  In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team.  Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel.  The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

(ii) The investment performance of the Funds and the Investment Manager.  The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund.  The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds.  The Independent Directors considered the estimated cost of the services provided by the Investment Manager.  As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager.  The Independent Directors noted that the compensation terms would remain the same.  In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.  The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and a portfolio valuation agreement between the Fund and BlackRock, which has an investment in the Investment Manager’s parent company.  The Independent Directors also considered the compensation charged by the Investment Manager to its other clients, and found such compensation arrangements were comparable.  Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale.  The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

26

PNMAC Mortgage Opportunity Fund, LLC
Approval of Investment Management Agreement
(Unaudited)

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meetings on May 23-24, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meetings on May 23-24 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

Shareholder Meeting – May 26, 2011 – Final Results

The Fund held a Special Meeting of Shareholders on May 26, 2011 at the Fund's offices in Calabasas, California.  At that meeting, common shareholders approved amendments to the "catchup" provisions of the investment management agreements of the Fund and of its portfolio partnership, the Master Fund.  A total of 359,602.1431 votes were cast in favor of the amendments, 176,085.5117 votes were cast against the amendments and no votes abstained.

27

PNMAC Mortgage Opportunity Fund, LP

Annual Report
as of and for the year ended December 31, 2011

PNMAC Mortgage Opportunity Fund, LP
Table of Contents

Page

Financial Statements
Statement of Assets and Liabilities	2
Schedule of Investments	3
Statement of Operations	5
Statements of Changes in Partners’ Capital	6
Statement of Cash Flows	7
Financial Highlights	8-9
Notes to Financial Statements	10-27
Report of Independent Registered Public Accounting Firm	28
Additional Information	29
Directors and Officers	30-32
Approval of Investment Management Agreement	33-34

PNMAC Mortgage Opportunity Fund, LP
Statement of Assets and Liabilities
December 31, 2011

Assets:
Investments at fair value (cost $538,210,978)	$572,028,776
Margin deposits	6,581,000
Receivable from affiliates	399,994
Interest receivable	365,994
Other assets	437,337
Total assets	$579,813,101

Liabilities:
Securities sold under agreements to repurchase	$174,532,300
Payable to investment manager	1,476,903
Interest payable	85,722
Payable to affiliates	28,686
Accrued expenses	327,267
Total liabilities	176,450,878

Partners’ Capital	$403,362,223

Partners’ Capital consists of:
General partner	$24,474,178
Limited partner	378,888,045
Total partners’ capital	$403,362,223

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statement of Investments
December 31, 2011

Description	Shares or Principal Amount	Fair Value

INVESTMENTS – 142%*
Mortgage Investments – 79%*
PNMAC Mortgage Co. Funding, LLC ^	$183,036,566	$197,887,627
PNMAC Mortgage Co., LLC ^	62,558,185	84,496,702
PNMAC Mortgage Co (FI), LLC ^	30,094,217	35,335,154
Total Mortgage Investments (Cost $275,688,968)	275,688,968	317,719,483

Mortgage-Backed Securities – 54%*
Countrywide Asset Backed Certificates, CWL 2006-23 2A2, 0.40%, due 5/25/37**	40,427,662	39,012,694
PennyMac Loan Trust, PNMAC 2010-NPL1 M2, 5.00%, due 5/25/50** ^	39,771,853	36,788,964
PennyMac Loan Trust, PNMAC 2011-NPL1 M1, 5.00%, due 9/25/51** ^	35,335,000	32,419,863
Citigroup Mortgage Loan Trust Inc: CMLTI 2007-WFH2 A2, 0.44%, due 3/25/37**	25,613,183	24,076,392
Morgan Stanley Home Equity Loan Trust, MSHEL 2006-2 A3, 0.46%, due 2/25/36**	18,520,348	17,362,826
GSAMP Trust, GSAMP 2006-HE6 A2, 0.37%, due 8/25/36**	18,068,046	16,351,582
Morgan Stanley Capital Inc, MSAC 2007-NC3 A2A, 0.35%, due 5/25/37**	19,609,926	15,687,941
Vericrest Opportunity Loan Transferee: VOLT 2011-NL3A A1, 5.19%, due 9/25/51**	13,379,791	13,379,791
SWDNSI Trust Series 2010-2 ^	10,388,049	5,748,701
Novastar Home Equity Loan, NHEL 2007-1 A2A1, 0.39%, due 3/25/37**	5,331,342	5,238,043
Countrywide Asset Backed Certificates, CMLTI 2007-AHL1 A2A, 0.33%, due 12/25/36**	5,198,458	5,107,485
Countrywide Asset Backed Certificates, CWL 2006-SD2 1A1, 0.64%, due 5/25/46	6,684,251	4,094,103
Countrywide Asset Backed Certificates, CWL 2005-11 AF6, 5.05%, due 2/25/36	2,583,703	2,166,952
Ellington Loan Acquisition Trust, ELAT 2007-1 A2A1, 1.29%, due 5/26/37	627,962	558,886
Total Mortgage –Backed Securities (Cost $226,206,940)	241,539,574	217,994,223

Short-Term Investment – 9%*
BlackRock Liquidity Funds: TempFund Institutional Shares^	36,315,070	36,315,070
Total Short-Term Investment (Cost $36,315,070)	36,315,070	36,315,070

TOTAL INVESTMENTS (Cost $538,210,978)		572,028,776

(continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statement of Investments
December 31, 2011

Description	Shares or Principal Amount	Fair Value
LIABILITIES – (43%)*
Securities Sold Under Agreements to Repurchase (Eligible assets are pledged as collateral – see Note 6) – (43%) *
Agreement with Wells Fargo, 1.037%- 2.021%	$(149,476,000)	$(149,476,000)
Agreement with Credit Suisse, 1.9%	(25,056,300)	(25,056,300)
Total Securities Sold Under Agreements to Repurchase	(174,532,300)	(174,532,300)

Other assets in excess of other liabilities – 1%*		5,865,747
TOTAL PARTNERS’ CAPITAL –100%*		$403,362,223

* Percentages are stated as a percent of partners’ capital
** Pledged under repurchase agreements (See Note 6)
^ Investment represents securities held or issued by related parties
All investments are in the United States of America.

(concluded)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statement of Operations
December 31, 2011

Investment income
Dividend income	$18,696,023
Interest income	14,101,948
Other income	391
Total investment income	32,798,362
Expenses
Investment advisory fees	5,907,614
Interest expense	2,105,601
Directors’ fees and expenses	332,877
Insurance expense	288,650
Professional expenses	267,182
Administration fees	188,585
Custody fees	24,478
Other expenses	175,451
Total expenses	9,290,438

Net investment income	23,507,924

Net realized and change in unrealized gain on investments
Net realized gain on investments	-
Net change in unrealized gain on investments	3,797,224
Net realized and change in unrealized gain on investments	3,797,224
Net increase in partners’ capital resulting from operations	$27,305,148

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statements of Changes in Partners' Capital
For the Years Ended December 31, 2011 and 2010

	General Partner	Limited Partner	Total

Partners’ capital, December 31, 2009	$1,096	$230,995,896	$230,996,992

Contributions	-	162,115,306	162,115,306
Distributions	-	(67,522,174)	(67,522,174)
Increase (decrease) in partners’ capital from operations:
Net investment income	106	20,441,529	20,441,635
Net realized gain on investments	85	28,902,812	28,902,897
Net change in unrealized gain on investments	149	45,291,475	45,291,624
Net change in carried interest	17,688,289	(17,688,289)	-
Net increase in partners’ capital from operations	17,688,629	76,947,527	94,636,156

Partners’ capital, December 31, 2010	17,689,725	402,536,555	420,226,280

Distributions	-	(44,169,205)	(44,169,205)
Increase (decrease) in partners’ capital from operations:
Net investment income	109	23,507,815	23,507,924
Net change in unrealized gain on investments	13	3,797,211	3,797,224
Net change in carried interest	6,784,331	(6,784,331)	-
Net increase in partners’ capital from operations	6,784,453	20,520,695	27,305,148

Partners’ capital, December 31, 2011	$24,474,178	$378,888,045	$403,362,223

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Statements of Cash Flows
For the Years Ended December 31, 2011 and 2010

Cash flows from operating activities:

Net increase in partners’ capital resulting from operations	$27,305,148

Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Purchases of Mortgage Investments	(27,206,362)
Distributions from Mortgage Investments	40,867,903
Purchase of mortgage-backed securities	(149,501,834)
Repayment of mortgage-backed securities	118,311,785
Accrual of unearned discounts on mortgage-backed securities	(9,259,473)
Net change in unrealized gain on investments	(3,797,224)
Changes in assets and liabilities:
Decrease in receivable from affiliates	12,377,006
Increase in short-term investment	(28,625,804)
Increase in margin deposits	(5,840,006)
Increase in interest receivable	(147,304)
Increase in other assets	(351,910)
Decrease in interest payable	(11,465)
Decrease in payable to affiliates	(9,610)
Decrease in accrued expenses	(322,945)

Net cash used in operating activities	(26,212,095)

Cash flows from financing activities:
Sale of securities under agreements to repurchase	179,035,300
Repayments of securities sold under agreements to repurchase	(108,654,000)
Capital distributions	(44,169,205)

Net cash provided by financing activities	26,212,095

Net increase in cash	-

Cash at beginning of year	-
Cash at end of year	$-

Supplemental cash flow information
Interest paid during the year	$2,117,066
Non-cash investing and financing activities
Distributions of mortgage backed securities received from PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. Funding, LLC	$53,146,033
Distributions of mortgage loans received from PNMAC Mortgage Co., LLC	$178,989,306
Distribution for re-payment of borrowings at PNMAC Mortgage Co., LLC received from PNMAC Mortgage Co. Funding, LLC	$36,675,847
Contributions of mortgage backed securities to PNMAC Mortgage Co., LLC	$32,172,729
Contributions of mortgage loans to PNMAC Mortgage Co. Funding, LLC	$178,989,306
Contribution for re-payment of borrowings at PNMAC Mortgage Co, LLC received from PNMAC Mortgage Co. Funding, LLC	$36,675,847

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Financial Highlights
For the Years Ended December 31, 2011, 2010, 2009, and for the period August 11, 2008
(commencement of operations) through December 31, 2008

	Total		General Partner(1)		Limited Partner
For the year ended December 31, 2011
Total return (2)
Before carried interest	6.98%		8.48%		6.98%
Carried interest (4)	-		29.87%		(1.47	% )
After carried interest	6.98%		38.35%		5.51%
Internal rate of return (3)	14.16%		1,872.29%		11.80%
Ratio of net investment income to weighted average partners’ capital	5.82%		7.22%		5.82%

Ratio of expenses to weighted average partners’ capital (1)	(2.30	% )	(0.83	% )	(2.30	% )
Carried interest	-		451,547.69%		(1.68	% )
Ratio of expenses and carried interest to weighted average partners’ capital	(2.30	% )	451,546.86%		(3.98	% )

Partners’ capital, end of year	$403,362,223		$24,474,178		$378,888,045
Portfolio turnover rate(7)	7.00%

For the year ended December 31, 2010
Total return (2)
Before carried interest	29.05%		30.97%		29.05%
Carried interest (4)	-		1,613,442.17%		(4.89	% )
After carried interest	29.05%		1,613,473.14%		24.16%
Internal rate of return (3)	18.15%		5,897.95%		15.29%
Ratio of net investment income to weighted average partners’ capital	5.51%		8.27%		5.51%

Ratio of expenses to weighted average partners’ capital (1)	(2.36	% )	(0.76	% )	(2.36	% )
Carried interest	-		1,386,765.96%		(4.77	% )
Ratio of expenses and carried interest to weighted average partners’ capital	(2.36%)		1,386,765.20%		(7.13	% )

Partners’ capital, end of year	$420,226,280		$17,689,725		$402,536,555
Portfolio turnover rate(7)	61.00%

(continued)

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Financial Highlights
For the Years Ended December 31, 2011, 2010, 2009, and for the period August 11, 2008
(commencement of operations) through December 31, 2008

	Total		General Partner(1)		Limited Partner
For the year ended December 31, 2009
Total return (2)	7.35%		11.25%		7.35%
Internal rate of return (3)	4.88%		6.82%		4.88%
Ratio of net investment income to weighted average partners’ capital	12.63%		16.51%		12.63%
Ratio of expenses to weighted average partners’ capital (1)	(4.21	% )	(1.03	% )	(4.21	% )
Partners’ capital, end of year	$230,996,992		$1,096		$230,995,896
Portfolio turnover rate(7)	0.00%

For the period from August 11, 2008 (commencement of operations) to December 31, 2008
Total return (2) (5)	(3.53	% )	(1.46	% )	(3.53	% )
Internal rate of return (3)	(9.68	% )	(3.70	% )	(9.68	% )
Ratio of net investment income to weighted average partners’ capital (6)	5.07%		10.40%		5.07%
Ratio of expenses to weighted average partners’ capital (1)(6)	(6.88	% )	(2.10	% )	(6.88	% )
Partners’ capital, end of period	$140,316,704		$985		$140,315,719
Portfolio turnover rate (5) (7)	0.00%

(1)	In accordance with the Partnership Agreement, not all expenses are allocated to the General Partner (see Note 8).
(2)
Total return is calculated for each partner class taken as a whole.  An investor’s return may vary from these returns based on different fee arrangements (as applicable) and the timing of capital transactions.

(3)
Internal rate of return is computed based on the actual dates of the cash inflows (capital contributions), outflows (distributions), with the exception of distributions declared but not paid, net of carried interest on a life-to date basis.

(4)	The carried interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.
(5)	Amounts for the period from August 11, 2008 (commencement of operations) to December 31, 2009 are not annualized.
(6)	Annualized.
(7)	Portfolio turnover rates do not include non-cash contributions or non-cash distributions from Mortgage Investments.

The accompanying notes are an integral part of these financial statements.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Note 1—Organization

PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”) is a limited liability partnership organized under the laws of the state of Delaware. The Master Fund is registered under the Investment Company Act of 1940, as amended. Interests in the Master Fund were issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The investment objective of the Master Fund is to achieve attractive total returns by capitalizing on dislocations in the mortgage market through opportunistic investments primarily in U.S. residential mortgages and related assets, instruments, and entities.

The Master Fund is managed by PNMAC Capital Management, LLC (the “Investment Manager”). The Investment Manager is a registered investment adviser with the Securities and Exchange Commission (“SEC”). The general partner of the Master Fund is PNMAC Opportunity Fund Associates, LLC (the “General Partner”), a Delaware limited liability company. Both the Investment Manager and General Partner are wholly-owned subsidiaries of Private National Mortgage Acceptance Company, LLC.

The Master Fund operates as a master fund in a master-feeder fund structure. The Master Fund acts as a central investment mechanism for (i) PNMAC Mortgage Opportunity Fund, LLC (the “Fund” or “Limited Partner”) and (ii) the General Partner. The Fund owned 93.93% of the Master Fund at December 31, 2011 and is the sole limited partner. The General Partner has the exclusive right to conduct the operations of the Master Fund.

The Master Fund conducts its operations through investments in mortgage-backed securities, as well as investments in PNMAC Mortgage Co., LLC, PNMAC Mortgage Co. Funding, LLC and PNMAC Mortgage Co (FI), LLC (the companies are referred to collectively as the “Mortgage Investments”).

•	PNMAC Mortgage Co., LLC is a wholly owned limited liability company. PNMAC Mortgage Co., LLC acquires, holds and works out distressed U.S. residential mortgages.
•
PNMAC Mortgage Co. Funding, LLC is a wholly owned limited liability company. PNMAC Mortgage Co. Funding, LLC acquires, holds and works out distressed U.S. residential mortgages, and owns mortgage-backed securities resulting from securitization of such mortgage loans.

•
PNMAC Mortgage Co (FI), LLC is an investment company that was formed to pool investor capital and take an interest in the proceeds of FNBN I, LLC (“FNBN”). FNBN is a limited liability company formed to own a pool of residential loans in partnership with the Federal Deposit Insurance Corporation (the “FDIC”). The FDIC owns a substantial participation interest in the proceeds of the loans held by FNBN that depends on the amount of proceeds collected; the remaining share is owned by PNMAC Mortgage Co (FI), LLC. At December 31, 2011, the Master Fund owned 68.9% of PNMAC Mortgage Co (FI), LLC.

Through their mortgage servicing agreements with PennyMac Loan Services, LLC, the Mortgage Investments proactively work with borrowers to perform loan servicing and loss mitigation activities to maximize returns and minimize credit losses. The Mortgage Investments seek to maximize the value of the mortgage loans that they acquire based on whether the acquired loans are performing or nonperforming:

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

•
The objective for performing loans is value enhancement through effective “high touch” servicing, which is based on significant levels of borrower outreach and contact, and the ability to implement long-term, sustainable loan modification and restructuring programs that address borrowers’ ability and willingness to pay their mortgage loans. Once a Mortgage Investment has improved the credit quality of a loan, the Master Fund may monetize the enhanced value through various disposition strategies.

•
When loan modifications and other efforts are unable to cure distressed loans, the Mortgage Investments’ objective is to effect timely acquisition and liquidation of the property securing the mortgage loan.

As market conditions permit, PNMAC Mortgage Co., LLC may transfer the mortgage loans it owns to the Master Fund to be securitized for financing purposes or sale. The Master Fund may hold interests in pools of such securitized mortgages and invests directly in other mortgage-related investment securities.

The Master Fund began operations on August 11, 2008 and will continue in existence through December 31, 2016, subject to three one-year extensions by the Investment Manager at its discretion, in accordance with the terms of the Limited Partnership Agreement governing the Master Fund.

Note 2—Significant Accounting Policies

The Master Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as codified by the Financial Accounting Standards Board (“FASB”) in its Accounting Standards Codification (the “Codification”). The Master Fund reports its investments in the Mortgage Investments in accordance with the Special Rules of General Application to Registered Investment Companies topic of the Codification and the AICPA Audit and Accounting Guide: Investment Companies. These rules do not permit the Master Fund to consolidate its ownership interest in such investments.

Following are the significant accounting policies adopted by the Master Fund:

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results will likely differ from those estimates.

Fair Value
The Fund carries its investments at their estimated fair values with changes in fair value recognized in current period results of operations. The Fund groups its assets and liabilities at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value. The three levels are described below:

Level 1 – Quoted prices in active market for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing an asset or liability and are developed based on market data obtained from sources independent of the Master Fund. These may include quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk and others.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Investment Manager’s own assumptions about the factors that market participants use in pricing an asset or liability, and are based on the best information available in the circumstances.

While the Investment Manager believes its valuation methods are appropriate and consistent with those used by other market participants, the use of different methods or assumptions to estimate the fair value of certain financial instruments would likely result in a different estimate of fair value at the reporting date. Those estimated values may differ significantly from the values that would have been used had a readily available market for such loans or investments existed, or had such assets or liabilities been liquidated, and those differences could be material to the financial statements.

Changes in valuation techniques may also result in transfer in or out of an investment’s assigned level within the hierarchy.

Short-term Investment
The short-term investment is carried at fair value with changes in fair value recognized in current period operations.  Short-term investment, which represents an investment in an institutional liquidity (or money market) fund, is valued based on the value per share published by the manager of the money market fund on the valuation date.  The Master Fund’s short-term investment is classified as a “Level 1” fair value financial statement item.

Mortgage-Backed Securities
The Fund records mortgage backed securities (“MBS”) on the trade date basis of accounting. The Fund’s investments in MBS are carried at their estimated fair values with changes in the estimated fair value of MBS are recognized in current period operations. Changes in cost arising from amortization of purchase premiums and accrual of unearned discounts are recognized as a component of interest income. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities.

Interest Income Recognition
Interest income on MBS is recognized over the life of the security using the interest method. The Investment Manager estimates, at the time of purchase, the future expected cash flows and determines the effective interest rate based on the estimated cash flows and the Master Fund’s purchase price. The Investment Manager updates its cash flow estimates monthly.

Estimating cash flows is subject to a number of assumptions that are subject to uncertainties, including the rate and timing of principal payments (including prepayments, repurchases, defaults and liquidations), the pass-through or coupon rate, interest rate fluctuations, interest payment shortfalls due to delinquencies on the underlying mortgage loans, the likelihood of modification and the timing of the magnitude of credit losses on the mortgage loans underlying the securities. The Investment Manager applies its judgment in developing its estimates. However, these uncertainties are difficult to predict and are subject to future events whose outcomes will affect the Fund’s estimates and interest income.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Mortgage Investments
The Mortgage Investments are valued based on the proportionate share of the discounted cash-flow projections of the underlying assets and liabilities of companies comprising the Mortgage
Investments given that the loans or loan participation interest and real estate acquired in settlement of loans held by the Mortgage Investments represent substantially all of the net asset value held by these entities. Because the values of the Mortgage Investments have been estimated by the Investment Manager in the absence of readily determinable fair values, the Master Fund categorizes these investments as “Level 3” fair value financial statement items. Changes in the estimated fair value of the Mortgage Investments are recognized in current period operations.

PNMAC Mortgage Co (FI), LLC’s operating agreement with the FDIC governing its investment in FNBN limits PNMAC Mortgage Co (FI), LLC’s ability to transfer any of its rights or interests in FNBN. PNMAC Mortgage Co (FI), LLC may only transfer all or any part of its interest or rights if (i) the transferee is a qualified transferee and (ii) it first obtains prior written consent of the FDIC. The contract specifies that the consent shall not be unreasonably withheld, delayed or conditioned, if the transferee is a qualified transferee.

Dividend Income
Dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Master Fund.

Securities Sold Under Agreements to Repurchase
Securities sold under agreements to repurchase represent the discounted value of the borrowings using the rate required to finance such borrowings as of period end. Due to the lack of available market information, the Fund’s Manager has classified securities sold under agreements to repurchase as “Level 3” financial statement items. The Master Fund carries securities sold under agreements to repurchase at the accrued cost of the agreements, which approximates the agreements’ fair values.

Expenses
The Master Fund is charged for those expenses that are directly attributable to it, such as, but not limited to advisory fees, custody fees, and interest expense. Expenses that are not directly attributable to the Master Fund are generally allocated among the entities in proportion to their respective capital commitments. All general and administrative expenses are recognized on the accrual basis of accounting.

Income Taxes
The Master Fund has elected to be treated as a partnership for federal income tax purposes. Each partner is responsible for the tax liability or benefit relating to such partner’s distributive share of taxable income or loss. Accordingly, no provision for federal income taxes is reflected in the accompanying financial statements.

The Investment Manager’s assessment of the requirement to provide for income taxes also includes an assessment of the liability arising from uncertain income tax positions. The Investment Manager has concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken on the tax return for the fiscal year ended December 31, 2010 or expected to be taken on the tax returns for the fiscal year ended December 31, 2011. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. In developing its conclusion, the Investment Manager of the Master Fund has analyzed all tax years that are open for examination by the relevant income taxing authority. As of December 31, 2011, open Federal and state income tax years include the tax year ended December 31, 2011 through 2008. The Master Fund has no examination in progress.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

If applicable, the Master Fund will recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

No distributions will be made by the Master Fund to cover any taxes due on Limited Partners’ investments in the Master Fund. Investors may not redeem capital from the Master Fund, and they must have other sources of capital available to them to pay such taxes.

Partners’ Capital
Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of partners as of the last day of each month in accordance with the partners’ respective investment ownership percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund during the fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the partners of the Master Fund, other than in accordance with the partners’ respective investment ownership percentages.

Capital Distributions and Carried Interest
Distributions are made in accordance with the following distribution priorities but were recallable by the Master Fund for purposes of making new investments through December 31, 2011. Following is a summary of capital distribution priorities:

1.
First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s capital contributions (irrespective of whether such capital contributions were used to make investment, pay management fees and expenses or any other purpose);

2.	Second, 100% to such Limited Partner, until such Limited Partner has received a preferred return on the amounts described in (1) above calculated at a rate of 8%, compounded annually;
3.
Third, 100% to the General Partner until the General Partner has received an amount equal to 20% of the sum of (a) the profits distributed to the Limited Partner pursuant to (2) above and (b) the amount paid to the General Partner pursuant to this item (3); and

4.	Thereafter, (i) 80% to such Limited Partner and (ii) 20% to the General Partner (the “Carried Interest”).

The Carried Interest is allocated (and subsequently distributed) by the Master Fund to the General Partner as allocable shares of the Master Fund’s gains.

Indemnifications
Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts that provide general indemnification to other parties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred, and may not occur. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Recent Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04 to the Fair Value Measurements topic of the Codification. ASU 2011-04 eliminates unnecessary wording differences between U.S. GAAP and International Financial Reporting Standards, expands the disclosure requirements of the Fair Value Measurements and Disclosure topic of the Codification for fair value measurements and makes other amendments, including:

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

•	limiting the highest-and-best-use valuation premise concepts only to measuring the fair value of nonfinancial assets;

•
permitting an exception to fair value measurement principles for financial assets and financial liabilities (and derivatives) with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position;

•
clarifying that premiums or discounts that reflect size as a characteristic of the reporting entity’s holding rather than as a characteristic of the asset or liability (for example, a control premium when measuring the fair value of a controlling interest) are not permitted in a fair value measurement; and

•	prescribing a model for measuring the fair value of an instrument classified in shareholders’ equity; this model is consistent with the guidance on measuring the fair value of liabilities.

ASU 2011-04 expands the Fair Value Measurements topic’s disclosure requirements, particularly for fair value measurements categorized in Level 3 of the fair value hierarchy: (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation processes in place (e.g., how the entity decides its valuation policies and procedures, as well as changes in its analyses of fair value measurements, from period to period), and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs.

ASU 2011-04 is applicable to the Master Fund for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material effect on the Master Fund’s financial statements.

The FASB also issued a proposed ASU intended to converge financial reporting between U.S. GAAP and international financial reporting standards by setting forth consistent criteria for determining whether an entity is an investment company and would require that an investment company consolidate another investment company if it holds a controlling financial interest in the other investment company.

The proposed ASU, if adopted in its current form, may change the Master Fund’s presentation of Mortgage Investments as it may require consolidation of such entities. There can be no assurance that the proposed ASU will be adopted in its current form or that a revised ASU addressing definition of an investment company or investment company consolidation will ultimately be adopted.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Note 3—Fair Value

Following is a summary of financial statement items that are measured at estimated fair value on a recurring basis for the year ended December 31, 2011:

	Level 1	Level 2	Level 3	Total

Assets:
Short-term investment	$36,315,070	$—	$—	$36,315,070
Mortgage-backed securities	—	—	217,994,223	217,994,223
PNMAC Mortgage Co., LLC	—	—	84,496,702	84,496,702
PNMAC Mortgage Co. Funding, LLC	—	—	197,887,627	197,887,627
PNMAC Mortgage Co (FI), LLC	—	—	35,335,154	35,335,154
	$36,315,070	$—	$535,713,706	$572,028,776
Liabilities:
Securities sold under agreements to repurchase	$—	$—	$174,532,300	$174,532,300
	$—	$—	$174,532,300	$174,532,300
* The collateral type of all mortgage-backed securities is non-agency/subprime.

The following table presents a roll forward of the assets for which Level 3 inputs were used to determine value for the year ended December 31, 2011:

	Mortgage-Backed Securities	PNMAC Mortgage Co., LLC	PNMAC Mortgage Co. Funding, LLC	PNMAC Mortgage Co (FI), LLC	Total
Assets
Balance at December 31, 2010	$167,449,593	$195,225,182	$107,295,465	$35,158,261	$505,128,501
Prior year adjustment*	452,197	16,994,843	(17,447,040)	-	-
Purchases	149,501,834	27,000,000	-	206,362	176,708,196
Non-cash distributions received from Mortgage Investments:
Mortgage-backed securities	53,146,033	(21,344,533)	(31,801,500)	-	-
Mortgage loans	-	(178,989,306)	-		(178,989,306
Repayment of borrowings on behalf of affiliated Mortgage Investment	-	-	(36,675,847)	-	(36,675,847
Repayments	(118,311,785)	-	-	-	(118,311,785
Sales	-	(13,160,260)	(27,707,643)	-	(40,867,903
Non-cash contributions made to Mortgage Investments:
Mortgage-backed securities	(32,172,729)	32,172,729	-	-	-
Mortgage loans	-	-	178,989,306		178,989,306
Repayment of borrowings by affiliated Mortgage Investment	-	36,675,847	-	-	36,675,847
Accrual of unearned discount	9,259,473	-	-	-	9,259,473
Changes in fair value**	(11,330,393)	(10,077,800)	25,234,886	(29,469)	3,797,224
Balance at December 31, 2011	$217,994,223	$84,496,702	$197,887,627	$35,335,154	$535,713,706
Changes in fair value recognized during the year relating to assets still held at December 31, 2011	$(5,680,748)	$(10,077,800)	$25,234,886	$(29,469)	$9,446,869

* See Note 10 – Transactions with Affiliates

**Changes in fair value as a result of changes in instrument-specific credit risk relating to mortgage loans held by the Mortgage Investments totaled $15,168,779 for the year ended December 31, 2011.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

The following table presents a roll forward of the liabilities for which Level 3 inputs were used to determine value for the year ended December 31, 2011:

Securities sold under agreements to repurchase
Liabilities
Balance at December 31, 2010	$104,151,000
Sales	179,035,300
Repurchases	(108,654,000)
Balance at December 31, 2011	$174,532,300

Valuation Techniques and Assumptions

The following describes the methods used in estimating the fair values of Level 2 and Level 3 financial statement items:

Mortgage Investments

The Master Fund’s primary investments are the Mortgage Investments. Summarized financial information for these investments are presented in Note 4—Mortgage Investments below. Most of the Mortgage Investments’ assets are mortgage loans and real estate acquired in settlement of loans which are carried at fair value. Following are the valuation methods and assumptions applied in the measurement of these assets.

Mortgage Loans

The mortgage loans carried by Mortgage Investments are generally not saleable into active mortgage loans markets. Therefore the Master Fund classifies these assets as “Level 3” financial statement items, and their fair values are estimated using a discounted cash flow valuation model. Inputs to the model include current interest rates, loan amount, payment status and property type, and forecasts of future interest rates, home prices, prepayment speeds, default and loss severities.

The valuation process includes the computation by stratum of loan population and a review for reasonableness of various measures such as weighted average life, projected prepayment and default speeds, and projected default and loss percentages. The valuation staff computes the effect on the valuation of changes in input variables such as interest rates, home prices, and delinquency status in order to assess the reasonableness of changes in the loan valuation. The results of the estimates of fair value of the Mortgage Investments’ loans are reported to the Investment Manager’s Valuation Committee as part of its review and approval of monthly valuation results.

Changes in fair value attributable to investment-specific credit risk are measured by the changes in respective loan’s delinquency status at period-end from the later of the beginning of the period or acquisition date.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Following is a quantitative summary of key assumptions used in the valuation of mortgage loans at fair value:

Valuation Techniques	Key Inputs	Range (Weighted Average)
Discounted cash flow	Discount rate	7.0% - 24.7%
(15.3)%
	Twelve-month housing price index change	-0.8% - 2.2%
(-0.4)%
	Voluntary Prepayment speed (Life voluntary CRR) (1)	0.2% - 9.3%
(2.9)%
	Total Prepayment speed (Life total CPR) (2)	2.1% - 32.9%
(23.9)%
(1) Prepayment speed is measured using Constant Repayment Rate (“CRR”). (2) Prepayment speed is measured using 1 year Voluntary Conditional Prepayment Rate (“CPR”).

Real Estate Acquired in Settlement of Loans

The Mortgage Investments measure their investments in real estate acquired in settlement of loans at the respective properties’ estimated fair values. Fair value of real estate acquired in settlement of loans is based on a broker’s price opinion, full appraisal, or the price given in a current contract for sale of the property.

The Investment Manager incorporates lack of liquidity into its fair value estimates based on the type of asset or liability measured and the valuation method used. For example, for mortgage loans where the significant inputs have become unobservable due to illiquidity in the markets for distressed mortgage loans or non-Agency, non-conforming mortgage loans, a discounted cash flow technique is used to estimate fair value. This technique incorporates forecasting of expected cash flows discounted at an appropriate market discount rate that is intended to reflect the lack of liquidity in the market.

Mortgage-Backed Securities

The Funds’ investments in MBS are non-Agency MBS. Agency MBS refers to securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association. The Master Fund categorizes its investments in non-Agency MBS as “Level 3” fair value financial statement items due to the present lack of an active market for such securities.

Fair value of non-Agency MBS is estimated using broker indications of value. For indications of value received, the Investment Manager’s Capital Markets and Valuation staff review the price indications provided by non-affiliate brokers for completeness, accuracy and consistency across all similar bonds managed by the Investment Manager. Bond-level analytics such as yield, weighted average life and projected prepayment and default speeds of the underlying collateral are computed. The reasonableness of the brokers’ indications of value and of changes in value from period to period is evaluated in light of the analytical review performed and considering market conditions.

The review of the Capital Markets and Valuation staff is reported to the Investment Manager’s Valuation Committee as part of its review and approval of monthly valuation results. The Investment Manager has not and does not intend to adjust its fair value estimates to amounts different than the brokers’ indications of value.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Following is a quantitative summary of key assumptions used by the Investment Manager’s valuation staff to evaluate the reasonableness of the fair value of MBS:

Valuation Techniques	Key Inputs(1)	Range (Weighted Average)
Broker quote	Discount rate	4.87% - 16.08%
(7.49)%
	Prepayment speed (Life CPR)	0.8% - 4.50%
(1.73)%
	Default speed (Life CDR) (2)	6.4% - 26.8%
(14.02)%
	Collateral remaining loss percentage (3)	24.37% - 54.77%
(48.27)%
(1)  Key inputs are those used to evaluate broker indications of value.
(2)  Default speed is measured using 1 year Constant Default Rate (“CDR”).
(3)  The projected future losses on the loans in the collateral groups paying to each bond as a percentage of the current balance of the loans.

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are carried at the accrued cost of the agreements, which approximates fair value, due to the relatively short term nature of such contracts.

Note 4—Mortgage Investments

Following is a summary of the condensed balance sheet of the Master Fund’s investments in the Mortgage Investments as of December 31, 2011:

	PNMAC Mortgage Co., LLC	PNMAC Mortgage Co. Funding, LLC	PNMAC Mortgage Co. (FI), LLC
Assets:
Cash and short-term investments	$12,651,793	$1,318,875	$-
Mortgage loans at fair value	83,161,634	288,410,267	30,805,170
Real estate acquired in settlement of loans at fair value	6,935,609	42,433,390	6,909,065
Other assets	19,397,632	12,728,080	13,652,143
	122,146,668	344,890,612	51,366,378
Liabilities:
Collateralized borrowings	36,109,151	145,890,537	-
Other liabilities	1,540,815	1,112,448	60,142
	37,649,966	147,002,985	60,142

Members’ equity	$84,496,702	$197,887,627	$51,306,236

Master Fund's investment in Mortgage Investments at December 31, 2011	$84,496,702	$197,887,627	$35,335,154

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Following is a summary of distributions from the Mortgage Investments for the year ended December 31, 2011:

	Dividends	Return of capital	Distributions*	Total distributions

PNMAC Mortgage Co., LLC	$15,000,000	$13,444,903	$194,902,247	$250,347,150
PNMAC Mortgage Co Funding, LLC	-	27,423,000	68,477,347	68,900,347
PNMAC Mortgage Co (FI), LLC	3,696,023	-	-	3,696,023
	$18,696,023	$40,867,903	$263,379,594	$322,943,520

*See “Note 10- Transactions with Affiliates” for further information on Distributions

Concentrations of Credit Risk

The Mortgage Investments have assumed a concentration of credit risk in connection with their investments in mortgage loans and real estate acquired in settlement of loans. The following is a summary of the distribution of loans included in the Mortgage Investments’ portfolios as measured by fair value at December 31, 2011 and represents the Master Fund’s proportionate interest in such assets:

Loan Type	Fair Value	% Partners’ Capital	Weighted Average Note Rate
ARM/Hybrid	$206,281,106	51.15%	5.94%
Fixed	165,270,869	40.97%	6.25%
Balloon	4,198,794	1.04%	10.28%
Step Rate	26,566,564	6.59%	2.43%
Other	59,738	0.01%	7.00%
Total Portfolio	$402,377,071	99.76%	5.87%

Lien Position	Fair Value	% Partners’ Capital	Weighted Average Note Rate
1st lien	$399,735,500	99.11%	5.75%
2nd lien	2,641,571	0.65%	8.39%
Total Portfolio	$402,377,071	99.76%	5.87%

Loan Age1	Fair Value	% Partners’Capital	Weighted Average Note Rate
Less than 24 months	$816,659	0.20%	3.40%
24 – 36 months	2,988,763	0.74%	5.26%
36 – 48 months	30,549,084	7.57%	6.33%
48 – 60 months	179,876,983	44.60%	6.13%
60 months or more	188,145,582	46.65%	5.47%
Total Portfolio	$402,377,071	99.76%	5.87%

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Current Loan-to-Value2	Fair Value	% Partners’ Capital	Weighted Average Note Rate
Less than 80%	$32,732,981	8.12%	6.35%
80% - 99.99%	55,114,890	13.66%	6.31%
100% - 119.99%	83,107,300	20.60%	6.01%
120% or Greater	231,421,900	57.38%	5.75%
Total Portfolio	$402,377,071	99.76%	5.87%

Payment Status	Fair Value	% Partners’ Capital	Weighted Average Note Rate
Current3	$120,133,024	29.78%	4.77%
30 days delinquent	18,432,572	4.57%	5.17%
60 days delinquent	15,653,542	3.88%	5.12%
90 days or more delinquent	76,908,823	19.07%	6.36%
In Foreclosure4	171,249,110	42.46%	6.53%
Total Portfolio	$402,377,071	99.76%	5.87%

1	Loan Age reflects the age of the loan as of December 31, 2011.

2
Current Loan-to-Value measures the ratio of the current balance of the loan and all superior liens(“Loan”) to the estimate of the value of  the property securing the liens (“Value”) as of December 31, 2011.

3	Current loans include loans in and adhering to a forbearance plan as of December 31, 2011.

4
Loans “In Foreclosure” include loans for which foreclosure proceedings had begun, but for which ownership had not yet been transferred as of December 31, 2011.  This category does not include real estate acquired in settlement of loans.

Following is a summary of the distribution of real estate acquired in settlement of loans:

Geographic Distribution	Fair Value	% Partners’ Capital
California	$18,683,134	4.63%
Florida	6,380,209	1.58%
Illinois	2,673,900	0.66%
Arizona	2,443,676	0.61%
Colorado	2,180,468	0.54%
Other	23,916,676	5.93%
Total Portfolio	$56,278,064	13.95%

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

Note 5 – Mortgage-Backed Securities

Following is a summary of mortgage-backed securities held by the Master Fund as of December 31, 2011:

Credit rating
	Total	BB	B	CCC	Not Rated	Issued by an affiliate	Market Yield
Security collateral type:
Non-Agency subprime	$217,994,223	$80,451,911	$14,998,518	$34,206,475	$13,379,791	$74,957,528	6.53%

Mortgage-backed securities with an estimated fair value of $205,425,581 are pledged to secure securities sold under agreements to repurchase as of December 31, 2011.

Note 6 – Securities Sold Under Agreements to Repurchase

During the year ended December 31, 2011, the Master Fund entered into short-term financing arrangements to sell certain of its investment securities under agreements to repurchase (“repurchase agreements”). The repurchase agreements are collateralized by certain of the Master Fund’s mortgage-backed securities. All securities underlying repurchase agreements are delivered to the counterparty during the period they are outstanding. All agreements are to repurchase the same or substantially identical securities.

Financial data pertaining to securities sold under agreements to repurchase were as follows for the year ended December 31, 2011:

Weighted-average interest rate at end of year	1.30%
Weighted-average interest rate during the year	1.16%
Average balance of securities sold under agreements to repurchase	$150,961,450
Maximum daily amount outstanding	$174,532,300
Total interest expense	$2,105,601
Fair value of MBS securing agreements to repurchase at year-end	$205,425,581

Scheduled maturities of securities sold under agreements to repurchase were as follows for the year ended December 31, 2011:

	Amount	Interest rate
Due within 30 days	$149,476,000	1.04%- 2.02%
After 30 days but within 90 days	25,056,300	1.9%
After 90 days but within 180 days	-	-
After 180 days but within one year	-	-
Total securities sold under agreements to repurchase	$174,532,300	1.04%- 2.02%

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

The amount at risk (the fair value of the securities pledged plus the related margin deposit, less the amount advanced by the counterparty and accrued interest) relating to the Master Fund’s securities sold under agreements to repurchase is summarized by counterparty below as of December 31, 2011:

Counterparty	Amount at risk	Weighted-average maturity
Credit Suisse, LLC	$11,727,374	February 28, 2012
Wells Fargo Securities, LLC	$25,661,185	January 20, 2012

The Fund is subject to margin calls during the period the agreements are outstanding and therefore may be required to repay a portion of the borrowings before the respective agreements mature if the value of the MBS or mortgage loans securing those agreements decreases.

Margin deposits held by repurchase agreement counterparties in connection to these repurchase agreements amounted to $6,581,000 and are included on the statement of assets and liabilities of the Master Fund.

Note 7—Investment Transactions

For the year ended December 31, 2011, the Master Fund purchased investments for $475,756,345, comprised of $200,712,101 of mortgage-backed securities (including distributions of $53,146,033 received from Mortgage Investments), $206,362 of additional contributions to PNMAC Mortgage Co (FI), LLC, $95,848,576 of contributions to PNMAC Mortgage Co., LLC. (including $68,848,576 in contribution received) and $178,989,306 in contributions to PNMAC Mortgage Co, Funding, LLC.

Note 8—Investment Advisory, Administration and Custodian Fees

The Master Fund entered into an Investment Management Agreement with PNMAC Capital Management, LLC. Under the terms of the agreement, the Master Fund will pay the Investment Manager a fee equal to an annual rate of 1.5% on capital commitments until December 31, 2011, and thereafter a fee equal to an annual rate of 1.5% of the Master Fund’s net asset value so long as the fee does not exceed 1.5% of the aggregate capital contributions to the Master Fund. The General Partner is not charged a management fee. The only expenses charged to the General Partner are those specifically relating to it.

Investment advisory fees for the year ended December 31, 2011 were $5,907,614. Of this amount, $1,476,903 was payable to the Investment Manager at year-end.

The Master Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Master Fund's administrator, fund accountant, transfer agent, and dividend paying agent. The Master Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Master Fund's total monthly net assets, 0.03% on the next $1,000,000,000 of the Master Fund's total monthly net assets, and 0.02% on the balance of the Master Fund's total monthly net assets subject to an annual minimum fee of $180,000. The administration expense for the year ended December 31, 2011 was $188,585.

The Master Fund and an affiliated fund have engaged U.S. Bank, N.A. to provide mortgage loan accounting for the mortgage loans held in the mortgage subsidiaries. The Master Fund and an affiliated fund pay U.S. Bank, N.A. a monthly fee computed at an annual rate of 0.9% of assets subject to an annual minimum fee of $20,000. The loan accounting fee charged to the Master Fund for the year ended December 31, 2011 was $49,725.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

U.S. Bank, N.A. serves as the Master Fund's custodian. The Master Fund pays the custodian a monthly fee computed at an annual rate of 0.01% on the Master Fund's average daily market value subject to an annual minimum fee of $4,800. Custody fees charged to the Master Fund for the year ended December 31, 2011 were $24,478.

Note  9—Directors and Officers

The Master Fund’s board of directors has overall responsibility for monitoring and overseeing the investment program of the Master Fund and its management and operations. The Fund and Master Fund share the same board of directors. All directors’ fees and expenses are paid by the Master Fund. The independent directors are each paid an annual retainer of $60,000 and a fee per meeting of the board of directors of $2,000 for each regular meeting and $1,000 for each telephonic meeting, subject to a cap of $15,000 per year for all telephonic meetings, plus reasonable out-of-pocket expenses. Directors are reimbursed by the Master Fund for their travel expenses related to board meetings. The total director fees and expenses incurred for the year ended December 31, 2011 were $332,877. Of this amount, $64,717 was payable at year-end.

One of the directors is an officer of the advisor and the Master Fund and receives no compensation from the Master Fund for serving as a Director.

Certain officers of the Master Fund are affiliated with the Investment Manager. Such officers receive no compensation from the Master Fund for serving in their respective roles.

Note 10—Transactions with Affiliates

As of December 31, 2011, the payable to affiliates of $28,686 represents funds owed to the Master Fund’s Mortgage Investments for operating expenses paid on the Master Fund’s behalf. As of December 31, 2011, the receivable from affiliate of $399,994 represents funds due from the Master Fund’s Mortgage Investments for expenses paid on the Mortgage Investments’ behalf, as well as servicing advances due from a sub-servicer. The Investment Manager is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.

The Master Fund received the distribution of a mortgage-backed security from PNMAC Mortgage Co. Funding, LLC at a cost and fair value of $31,801,500, which was held by the Master Fund at year-end. Distributions of mortgage-backed securities were received from PNMAC Mortgage Co., LLC at a total cost of $22,714,611 and total fair value of $21,344,533 which were also held at year-end. A distribution of mortgage loans at a cost of $172,187,636 and fair value of $178,989,306 was received from PNMAC Mortgage Co., LLC, and subsequently contributed to PNMAC Mortgage Co. Funding, LLC. A distribution for the repayment of collateralized borrowings on behalf of PNMAC Mortgage Co, LLC was received from PNMAC Mortgage Co. Funding, LLC. at a cost and fair value of $36,675,847. This distribution was concurrently contributed to PNMAC Mortgage Co., LLC.

The Master Fund also made contributions of a mortgage-backed security to PNMAC Mortgage Co., LLC at a total cost of $33,416,765 and total market value of $32,172,729.

After the issuance of the 2010 financial statements, management discovered that a distribution of mortgage loans that were received from the Master Fund's investment in PNMAC Mortgage Co., LLC at a cost of $213,701,305 and fair value of $196,254,265 and subsequently contributed into its investment in PNMAC Mortgage Co. Funding, LLC were transferred at cost and not fair value. A second distribution of a mortgage-backed security that was received from the Master Fund's investment in PNMAC Mortgage Co., LLC at a cost of $19,729,503 and fair value of $20,181,700 was also transferred at cost and not fair value. These transfers resulted in a $16,994,843 understatement in the Fund’s cost of its investment in PNMAC Mortgage Co., LLC and a $17,447,040 overstatement in the cost of its investment in PNMAC Mortgage Co. Funding, LLC at December 31, 2010.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

During the year ended December 31, 2011, the Master Fund received dividends from PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. F(I), LLC of  $15,000,000 and $3,696,023, respectively, and return of capital distributions from PNMAC Mortgage Co., LLC and PNMAC Mortgage Co. Funding, LLC of $13,444,903 and $27,423,000, respectively.

During the year ended December 31, 2011, an amendment to the investment management agreement relating to the distribution priorities as described in Note 2 was proposed and approved by shareholders. The catch-up provisions of the amended agreements provide that, once the shareholders' capital and the related preferred return have been distributed to the shareholders, the Manager is entitled to receive 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares of the Fund exceed an 8% annual return on the aggregate initial net asset value of the Fund's shareholders' cumulative capital contributions until the Manager has received an amount equal to 20% of the sum of the profits distributed to the Fund's shareholders and the amount paid to the Manager under the catch-up provision, rather than 20% of the profits distributed to the Fund's shareholders as provided in the investment management arrangements prior to amendment.  Management believes that the amended catch-up calculation is the method originally intended by the parties and is fair and reasonable to the Master Fund and its partners.

The Fund held a Special Meeting of Shareholders on May 26, 2011 at the Fund's offices in Calabasas, California.  At that meeting, common shareholders approved amendments to the "catch-up" provisions of the investment management agreements of the Fund and the Master Fund.  The approved amendment resulted in an additional accrual of carried interest from the limited partners’ capital account to the general partner’s capital account of $2,301,312 as of May 26, 2011.

As of December 31, 2011, $24,472,620 in carried interest has been accrued and reallocated from the limited partners’ capital account to the general partner’s capital account of which $6,784,331 was allocated in the year ended December 31, 2011 (as described in Note 2).

The Master Fund incurred management fees of $5,907,614 during 2011, of which $1,476,903 was payable to PNMAC Capital Management, LLC at year-end.

PennyMac Loan Services, LLC acts as the principal mortgage servicer for all mortgages owned by the Mortgage Investments. PennyMac Loan Services, LLC is a wholly owned subsidiary of Private National Mortgage Acceptance Company, LLC.  The servicing agreement with the Mortgage Investments generally provides for servicing fees of 50 to 100 basis points of unpaid principal balance per year, depending on the type and quality of the loans being serviced, plus other specified fees and charges. The servicing arrangement also requires that on December 31, 2011 and the end of every calendar year thereafter, PennyMac Loan Services, LLC will rebate to the Mortgage Investments an amount equal to the cumulative profit, if any, of the servicing operations attributable to the Mortgage Investments, and conversely, charge the Mortgage Investments if a loss has been incurred in order to effect overall “at cost” pricing with respect to loan servicing activities for such assets. During the year ended December 31, 2011, PennyMac Loan Services, LLC provided a waiver to the Mortgage Investments relating to the “at cost” servicing fee amounting to $2,111,821, which reduced the rebate liability to $1,200,000 as of December 31, 2011.  Total servicing expense charged by PennyMac Loan Services to the Mortgage Investments before such waiver amounted to $5,161,298 for the year ended December 31, 2011.  Total servicing expense after the rebate was reduced to $3,049,477 for the year ended December 31, 2011.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

The Master Fund’s short-term investment, the BlackRock Liquidity Funds: TempFund Institutional Shares, is managed by BlackRock Institutional Management Corporation which is a wholly owned subsidiary of BlackRock, Inc. BlackRock Inc. is an affiliate of the Master Fund. For the year ended December 31, 2011, the Master Fund received $13,072 of dividend income from this short-term investment.

Note 11—Risk Factors

The Master Fund’s investment activities expose it to various types and degrees of risk associated with the financial instruments and markets in which it invests.

Investments in mortgage-backed securities and mortgage loans have exposure to risk that includes interest rate risk, market risk, and default risk (the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of a mortgage loan participation). Mortgage loans are also subject to prepayment risk, which will affect the maturity of, and yield on, such investments and any mortgage-backed securities into which such mortgage loans have been securitized.

Investments in real estate acquired in settlement of loans are also subject to various risk factors. Generally, real estate investments could be adversely affected by a recession, natural disaster or general economic downturn in the area where the properties are located as well as the availability of similar properties in such area. Real estate investment performance is also subject to the effectiveness of a particular property manager in managing the property.

The Master Fund is indirectly subject to interest rate risk. Interest rate risk is the risk that investments in loans held by the Mortgage Investments will decline in value because of changes in market interest rates. Investments in mortgage loans with long-term maturities may experience significant decreases in value if long-term interest rates increase.

Market risk represents the potential loss in value of financial instruments caused by movements in market factors including, but not limited to, market liquidity, investor sentiment, interest rates and foreign exchange rates. The Master Fund’s portfolio includes certain investments that are generally illiquid and have a greater amount of market risk than more liquid investments. These investments may trade in limited markets or have restrictions on resale or transfer and may not be able to be liquidated on demand if needed. The value assigned to these investments may differ significantly from the values that could be realized upon liquidation or that would have been used had a ready market existed. Such differences could be material to the financial statements.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of borrowers to make principal payments and interest payments. An economic downturn could severely affect the ability of highly leveraged borrowers to service their debt obligations or to repay their obligations. Under adverse market or economic conditions, the secondary market could contract further as well, increasing the illiquid nature of the loans. As a result, the Mortgage Investments could find it more difficult to sell loans or may be able to sell only at prices lower than if such investments were widely traded.

An investment in the Master Fund is subject to investment risk, including the possible loss of the entire principal invested. An investment in the Master Fund represents an indirect investment in the loans held by the Mortgage Investments. The value, like other market investments, may move up or down, sometimes rapidly and unpredictably. An investment in the Master Fund at any point in time may be worth less than the original investment. Investment values can fluctuate for several reasons including the general condition of the mortgage market or when political or economic events affecting the issuers occur.

PNMAC Mortgage Opportunity Fund, LP
Notes to Financial Statements
As of and the Year Ended December 31, 2011

As part of its investment strategy, the Master Fund may utilize borrowings. Master Fund investments may also use borrowings in the ordinary course of their operations. The use of borrowings, and the Master Fund’s ability to service the debt and comply with all of the covenants relating to such borrowings, may materially affect the operations of the Master Fund or its investments, and thus its ultimate value. Financing may not always be available on acceptable terms, in the necessary amounts, or for the period needed. This could have a material negative impact on the performance of the Master Fund.

The Master Fund clears substantially all of its investment purchases and sales and maintains substantially all of its investments and cash positions at U.S. Bank, N.A. Credit risk is measured by the loss the Master Fund would record if U.S. Bank, N.A. failed to perform pursuant to the terms of its obligations.

Due to the nature of the master fund/feeder fund structure, the Master Fund could be materially affected by subscription or redemption activity.

In light of financial market events that occurred from 2007-2009 and the United States government’s involvement in supporting the financial markets, it is reasonably possible that the investment management industry will be subject to future regulation. The effect of potential regulation may have a negative impact on the ability to unwind the investments of the Master Fund and Mortgage Investments, but such effect is not quantifiable.

Note 12—Subsequent Events

Management has evaluated all events or transactions through February 28, 2012, the date the Master Fund issued these financial statements. During this period, the Master Fund received dividends from a related party in the amount of $973,754, and made distributions to its limited partners of $5,492,301.  After December 31, 2011 through the date of this report, all securities sold under agreements to repurchase have been repurchased and refinanced through the resale under subsequent agreements to repurchase.

******

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
PNMAC Mortgage Opportunity Fund, LP:

We have audited the accompanying statement of assets and liabilities of PNMAC Mortgage Opportunity Fund, LP (the “Master Fund”), including the schedule of investments as of December 31, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2011, 2010, and 2009 and for the period from August 11, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PNMAC Mortgage Opportunity Fund, LP as of December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the years ended December 31, 2011, 2010, 2009 and for the period from August 11, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments in mortgage-backed securities, investment in Mortgage Co. Funding LLC, investment in PNMAC Mortgage Co LLC, and an investment in PNMAC Mortgage Co (FI), LLC, valued at $535,713,706 (92% of total assets) as of December 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values.

February 28, 2012
Los Angeles, California

PNMAC Mortgage Opportunity Fund, LP
Additional Information
(Unaudited)

Form N-Q
The Master Fund files its complete schedule of portfolio holdings for the first, second and third quarters of each fiscal year with the SEC on Form N-Q. The Master Fund’s Form N-Q is available without charge by visiting the SEC’s Website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities owned by the Master Fund and information regarding how the Master Fund voted proxies relating to the portfolio of securities are available to stockholders (i) without charge, upon request by calling the Master Fund collect at (818) 224-7442; and (ii) on the SEC’s Website at www.sec.gov.

Board of Directors
The Master Fund’s Form N-2 includes additional information about the Master Fund’s directors and is available upon request without charge by calling the Master Fund collect at (818) 224-7442 or by visiting the SEC’s Website at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,'' which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may,'' “will,'' “believe,'' “attempt,'' “seem,'' “think,'' “ought,'' “try,'' and other similar terms. The Master Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age, and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director and Officers	Other Directorships/ Trusteeships Held

Independent Directors

Nancy Corsiglia (46) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since August 25, 2010.	Executive Vice President of Cordia Bancorp and Executive Vice President–Finance of the Bank of Virginia. Previously, Executive Vice President and Chief Financial Officer of Federal Agricultural Mortgage Corp.	2	Trustee of the Stoneleigh-Burnham School and previously served on the Board of Directors of the National Symphony Orchestra

Thomas P. Gybel (44) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Chairman	Indefinite Term. Served since May 29, 2008.	Senior advisor to Galileo Weather Risk Management, LLC since 2009, Managing Director of White Mountains Capital Inc. from 2008 to 2010, and Managing Director of Global Finance for Deutsche Bank Securities Inc. from 2004 to 2007.	2	Member of Board of Directors and Chairman of the Special Committee of Ambac Assurance Corporation and Member of Board of Directors of Det Danske Suzuki Institut

Peter W. McClean (68) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Chairman; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008.	Managing Director of Gulfstream Advisors LLC since 2004 and President and Chief Executive Officer ofMeasurisk LLC from 2001 through 2003.	2	Member of Board of Directors of Northeast Bank, AZL Variable Insurance Products Trust and AZL Fund of Funds Trust (Allianz Funds), and Family Health International (non-profit)

Richard A. Victor, J.D., Ph.D. (61) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director; Audit Committee Member; Governance and Nominating Committee Member	Indefinite Term. Served since May 29, 2008, tendered resignation on November 2, 2011.	Executive Director of the Workers Compensation Institute since 1983.	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Interested Directors

David A. Spector (48) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Director, President, Chief Investment Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Chief Investment Officer of the Investment Adviser; formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.	2	None

Officers

Stanford L. Kurland (59) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Executive Officer, Authorized Person	Indefinite Term. Served since May 29, 2008.	Founder, Chairman and Chief Executive Officer of the Investment Adviser; formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	2	None

David M. Walker (56) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Credit Officer	Indefinite Term. Served since May 29, 2008.	Chief Credit Officer of the Investment Adviser; formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.	2	None

Anne D. McCallion (57) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Financial Officer	Indefinite Term. Served since April 27, 2009.	Chief Financial Officer of the Investment Advisor; formerly Senior Managing Director and Deputy Chief Financial Officer for Countrywide Financial Corporation	2	None

Jeff Grogin (51) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Secretary, Authorized person	Indefinite Term. Served since May 29, 2008.	Chief Legal Officer of the Investment Advisor; Chief Administrative & Legal Officer of PNMAC	2	None

Bettina Vagnoni (52) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Compliance Officer	Indefinite Term. Served since March 19, 2010	Chief Compliance Officer of the Investment Advisor; formerly, Executive Vice President, Director of Accounting of Countrywide Capital Markets	2	None

PNMAC Mortgage Opportunity Fund, LP
Directors and Officers
(Unaudited)

Name, Age and Address	Position(s) Held with Master Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Master Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held

Vandad Fartaj (37) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Capital Markets Officer	Indefinite Term. Served since March 3, 2010	Chief Capital Markets Officer of the Investment Advisor; formerly, Managing Director, Capital Markets for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation	2	None

Andy S. Chang (34) c/o PNMAC Capital Management, LLC, 6101 Condor Drive, Moorpark, CA 93021	Chief Development Officer	Indefinite Term. Served since May 29, 2008	Chief Development Officer of the Investment Advisor; formerly, Director at Blackrock and leader of its Advisory Services practice	2	None

PNMAC Mortgage Opportunity Fund, LP
Approval of Investment Management Agreement
(Unaudited)

Approval of Investment Management Agreement
On May 23-24, 2011, the Board of Directors of the Master Fund and the Fund (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), met in person and voted to approve the continuance of the Investment Management Agreements (including the portion’s of the Master Fund’s partnership agreement referred to therein) with the Investment Manager for an additional year.

In considering whether to recommend approval of the Investment Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager and counsel to the Independent Directors. The Independent Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following:

(i) The nature, extent, and quality of services expected to be provided by the Investment Manager. The Independent Directors reviewed the services that the Investment Manager provided to the Funds since inception in August 2008 and are expected to continue to provide to the Funds. In addition, the Independent Directors considered the size, education, background, and experience of the Investment Manager’s staff, including the mortgage finance and capital markets experience of the Investment Manager’s senior management team. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services provided since inception and expected to be provided by the Investment Manager to the Funds, and the experience and expertise of the personnel performing such services, was consistent with the nature, extent, and quality expected of an investment adviser of investment vehicles such as the Funds.

(ii) The investment performance of the Funds and the Investment Manager. The Independent Directors received information about the performance of the Funds and the Investment Manager in managing the Fund. The Directors also received performance information regarding the Funds compared to certain indexes, benchmarks, and/or registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Funds. The Independent Directors considered the estimated cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager. The Independent Directors noted that the compensation terms would remain the same. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by other investment advisers that had somewhat comparable investment programs. The Independent Directors also reviewed and took into account other relationships between the Funds and the Investment Manager and its related persons, including the shareholder servicing agreement between the Investment Manager and the Fund, the mortgage servicing agreements between the Master Fund and an affiliate of the Investment Manager, and a portfolio valuation agreement between the Fund and BlackRock, which has an investment in the Investment Manager’s parent company. The Independent Directors also considered the compensation charged by the Investment Manager to its other clients, and found such compensation arrangements were comparable. Finally, the Independent Directors took those other service agreements into account in the context of evaluating the profitability of the Investment Manager in respect of the overall relationship of the Investment Manager and its related persons to the Funds.

(iv) Economies of Scale. The Independent Directors also considered that possible economies of scale from future growth of the Funds were not relevant inasmuch as the Funds were closed to any new investment and had limited terms.

PNMAC Mortgage Opportunity Fund, LP
Approval of Investment Management Agreement
(Unaudited)

The Independent Directors had an opportunity to have Executive Session with counsel to the Independent Directors.  During the course of their deliberations at the meetings on May 23-24, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Investment Management Agreements including, but not limited to:  the expenses incurred in performance of services by the Investment Manager; the compensation to be received by the Investment Manager under the Investment Management Agreements; the fees charged by the Investment Manager’s peers; the past performance of the Investment Manager; and the range and quality of services provided by the Investment Manager.

The Independent Directors expressed satisfaction with the information provided at the meetings on May 23-24 and prior meetings, and acknowledged that they had received sufficient information to consider and approve the continuance of the Investment Management Agreements.  No single factor was determinative to the decision of the Independent Directors.  Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously approved the continuance of the Investment Management Agreements.

The Independent Directors concluded that the compensation that the Investment Manager would receive under the Investment Management Agreements was reasonable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  Filed herewith.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-818-224-7442.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Peter W. McClean is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2011	FYE 12/31/2010
Audit Fees	$181,000	$97,000
Audit-Related Fees	$0	$ 0
Tax Fees	$16,000	$14,300
All Other Fees	$0	$32,500

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2011	FYE 12/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2011	FYE 12/31/2010
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The Five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Stanford L. Kurland, David A. Spector, David M. Walker, Andy S. Chang, and Vandad Fartaj.  The titles, business experience, and length of service of Messrs. Kurland, Spector, Walker, Chang, and Fartaj are included in the following table:

Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Stanford L. Kurland (59) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Founder, Chairman and Chief Executive Officer of the Investment Adviser	Served since May 29, 2008	Formerly, Chief Financial Officer and Chief Operating Officer of Countrywide Financial Corporation.	Chairman and Chief Executive Officer of the Investment Adviser
David A. Spector (48) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Investment Officer	Served since May 29, 2008	Formerly, Co-Head of Global Residential Mortgages for Morgan Stanley and Senior Managing Director, Secondary Markets for Countrywide Financial Corporation.
As Chief Investment Officer, is responsible for oversight of all activities pertaining to investments, and directs the activities of portfolio management, capital markets, and credit as each relates to mortgage credit and company credit risk

David M. Walker (56) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Credit Officer	Served since May 29, 2008	Formerly, Chief Lending Officer, Chief Credit Officer and Executive Vice President of Secondary Marketing for Countrywide Bank, N.A.
As Chief Credit Officer, is responsible for developing and maintaining the loan grading system, default curves, the loan loss severity matrix, new loan underwriting and modification standards, overseeing representation and warranty claims, and evaluating

Andy S. Chang (34) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Development Officer	Served since May 29, 2008	Formerly, Director at Blackrock and leader of its Advisory Services practice.	As Chief Development Officer, is responsible for establishing relationships with sellers, negotiating purchase/sales agreements, and coordinating transaction details.
Vandad Fartaj (37) c/o PNMAC Capital Management, LLC, 27001 Agoura Road, Suite 350, Calabasas, California 91301	Chief Capital Markets Officer	Served since March 3, 2010	Formerly, Managing Director, Capital Markets, for PNMAC Capital Markets, LLC, and Vice President, Whole Loan Trading for Countrywide Securities Corporation.	As Chief Capital Markets Officer, is responsible for all capital markets activities including asset valuation, trading, hedging and research.

(2) The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of December 31, 2011:

Name of Manager	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for Which Advisory Fee is Based on Performance	Assets in Accounts for Which Advisory Fee is Based on Performance
Stanford L. Kurland
Registered investment companies	2	$379,393,416	2	$379,393,416
Other pooled investment vehicles	3	$1,735,295,076	2	$1,735,295,076
Other accounts				$0
David A. Spector
Registered investment companies	2	$379,393,416	2	$379,393,416
Other pooled investment vehicles	3	$1,735,295,076	2	$1,735,295,076
Other accounts				$0
Vandad Fartaj
Registered investment companies	2	$379,393,416	2	$379,393,416
Other pooled investment vehicles	3	$1,735,295,076	2	$1,735,295,076
Other accounts				$0
David M. Walker
Registered investment companies	2	$379,393,416	2	$379,393,416
Other pooled investment vehicles	3	$1,735,295,076	2	$1,735,295,076
Other accounts				$0
Andy S. Chang
Registered investment companies	2	$379,393,416	2	$379,393,416
Other pooled investment vehicles	3	$1,735,295,076	2	$1,735,295,076
Other accounts				$0

(3) Potential Material Conflicts of Interests:

The Investment Adviser and its respective affiliates, members and employees may manage or advise other clients, including other investment vehicles and entities ("Other
Accounts"). While it is the general intention of the Investment Adviser that investment opportunities will be apportioned among the Fund and Other Accounts on a fair and reasonable basis, there is no assurance that the Fund will be offered any specific investment opportunities that come to the attention of the Investment Adviser or that the Fund will be permitted to invest the full amount it desires to invest in any such opportunity that is made available.

(4) Compensation:

Messrs. Kurland, Spector, Walker, Chang, and Fartaj receive a fixed salary from Private National Mortgage Acceptance Company, LLC (“PennyMac”), the parent company of the Investment Adviser. Additionally, each of the managers will receive pro rata distributions of the profits of PennyMac based on his equity interest therein. During the year ended December 31, 2011, Messrs. Kurland, Spector, Walker, Chang, and Fartaj received from one of the managed accounts, restricted stock units with a grant date fair value as listed below.  These restricted stock units vest over a four year period.

Name of Manager	Units	Fair Value
Stanford L. Kurland	95,000	$1,789,800
David A. Spector	60,000	$1,130,400
David M. Walker	17,500	$329,700
Andy S. Chang	12,500	$163,829
Vandad Fartaj	17,500	$229,361

(5) The following table provides information about the dollar range of equity securities in the registrant beneficially owned by each of the portfolio managers as of December 31, 2011:

Name of Manager	Aggregate Dollar Range of Holdings in the Registrant
Stanford L. Kurland	None
David A. Spector	None
David M. Walker	None
Andy S. Chang	None
Vandad Fartaj	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any changes to procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to during this period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PNMAC Mortgage Opportunity Fund, LLC

By  /s/  Stanford L. Kurland
              Stanford L. Kurland, CEO

Date    3/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/  Stanford L. Kurland
              Stanford L. Kurland, CEO

Date    3/7/2012

By   /s/ Anne D. McCallion
              Anne D. McCallion, CFO

Date    3/7/2012